UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2009

ENERGY & TECHNOLOGY, CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware		26-0198662
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

Petroleum Towers, Suite 530, P.O. Box 52523 Lafayette, LA	70505
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 984-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2009, Shawn P. Benoit resigned as a member of the board of directors of Energy & Technology, Corp. (the “Company”).   Mr Benoit’s resignation was not a result of any disagreements relating to the Company’s operations, policies or practices.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements

None.

(b)	Pro Forma Financial Statements

None.

(c)	Exhibits

17.1  Shawn P. Benoit Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY & TECHNOLOGY, CORP.

Date: February 25, 2008	By:	/s/ George Sfeir
George Sfeir
Chief Executive Officer